                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported)       March 9, 1999
                                                                -------------



                               USABANCSHARES, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


              Pennsylvania                             000-27244                            23-2806495
----------------------------------------------     -----------------------       -----------------------------------
(State or other jurisdiction of Incorporation)     (Commission File Number)      (IRS Employer Identification Number)


   One Lincoln Plaza, 1535 Locust Street, Philadelphia PA           19102
   ------------------------------------------------------         ---------
         (Address of principal executive offices)                 (Zip Code)



         Registrant's telephone number, including area code 215-569-4200
                                                            ------------








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Item 5.           Other Events

         On March 9, 1999, USABancShares, Inc. ("USABancShares") completed a $10 million private placement of 9.50% cumulative trust preferred securities due March 15, 2029 through a newly-formed subsidiary, USA Capital Trust I. The securities were offered and sold to qualified institutional buyers and institutional accredited investors in reliance on Rule 144A and Regulation D promulgated under the Securities Act of 1933.

         USABancShares issued a press release regarding the private placement on March 10, 1999, a copy of which is attached hereto and incorporated herein by reference.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (c)      Exhibits

         99       Press Release of USABancShares dated March 10, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     USABANCSHARES, INC.



Date:  March 16, 1999        By:    /s/ Kenneth L. Tepper
                                 -------------------------------------
                                    Kenneth L. Tepper
                                    President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.

99                         Press Release dated March 10, 1999

                                  USABANCSHARES

                                 MEDIA ADVISORY

FOR IMMEDIATE RELEASE                                    FOR INFORMATION CONTACT

March 10, 1999                                                 Brian M. Hartline

                       USABANCSHARES ANNOUNCES COMPLETION
                     OF $10 MILLION TRUST PREFERRED OFFERING


                  - - USABancShares (NASDAQ:"USAB"), the holding company for BankPhiladelphia, announced the sale completion of $10.0 million of 9.50% Cumulative Trust Preferred Securities of USA Capital Trust I, in a private offering. The securities were sold to qualified institutional accredited investors.

The proceeds from the offering will bolster USAB's capital position, allowing USAB to continue its strategic growth plans. The majority of the proceeds will be invested in BankPhiladelphia, for purposes of continuing and expanding the community banking franchise.

Kenneth L. Tepper, President & CEO of USABancShares stated, "We are pleased to announce the accomplishment of another milestone in our journey to becoming Philadelphia's premier community bank. The trust preferred securities will allow USAB to build shareholder value by continuing to grow its earnings, assets and franchise. We are most appreciative of Sandler O'Neill & Partners, L.P. for their efforts on our behalf as underwriter . . . they're simply the greatest."

USABancShares is a community bank holding company regulated by the Federal Reserve Board; its FDIC insured banking subsidiary, BankPhiladelphia, is a Pennsylvania state chartered savings bank engaged in both originating and acquiring commercial, consumer and residential loans.


          ONE LINCOLN PLAZA o 1535 LOCUST STREETo PHILADELPHIA, PA 19102
                       (215) 569-4200 o FAX (215) 569-4214


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